EXHIBIT 99.1

A10 Networks Provides Business Update and Second Quarter 2020 Expected Results

Company Expects 5% Year over Year Revenue Growth, Sequential and Year over Year Improvement in operating income and cash flow from operations in excess of $9M

Company to Announce Second Quarter Earnings Results and Host Investor Conference Call on July 28th

SAN JOSE, Calif., July 9, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of intelligent, automated and secure networking solutions, today provided expected results for the second quarter ended June 30, 2020 and announced plans for reporting its quarterly results. Management is providing this business update and expected results due to the unique nature of the current business environment caused by the COVID 19 pandemic and because management had not previously provided guidance for its second quarter 2020 financial performance.

Second Quarter 2020 Expected Results

•Revenue in the range of $51.7 million to $52.2 million
•GAAP operating income in the range of $2.5 million to $3.0 million. Non-GAAP operating income in the range of $5.8 million to $6.3 million
•GAAP earnings per share in the range $0.03 to $0.04. Non-GAAP earnings per share in the range of $0.07 to $0.08
•Cash flow from operations of at least $9.0 million

Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks commented, “Despite a challenging environment, A10’s focus on operational excellence and on providing innovative solutions to customers enabled us to deliver year-over-year organic revenue growth and improving profitability. We believe that the cash flow from operations combined with a robust balance sheet positions us well to navigate these markets.”

Second Quarter 2020 Earnings Results Announcement
The Company announced it will release financial results for its second quarter ended June 30, 2020, after the U.S. markets close on Thursday, July 28, 2020. Management will host a call that same day at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) to discuss the results.

Interested parties may access the conference call by dialing + 1-844-792-3728 or + 1-412-317-5105.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the call and will run for five business days and may be accessed by dialing + 1-877-344-7529 or + 1-412-317-0088 and entering the passcode 10145938.

A presentation with management’s prepared remarks on its second quarter 2020 financial results and supplemental financial information will be posted to the website following the issuance of the company’s second quarter 2020 results press release after U.S. markets close on Thursday, July 28, 2020. These materials will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com.

Forward-Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding our second quarter 2020 expected results, particularly as to revenue, operating income, cash flow from operations and earnings per share, our positioning resulting from our cash flow from operations and balance sheet and the timing of our earnings results announcement. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include public health requirements in response to the outbreak of COVID-19 and the impact on our business and operations, which is evolving and beyond our control, and the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that may have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations, a cyberattack or other issues associated with remote connectivity; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability, any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute; our ability to shorten our sales cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets and other risks discussed in “Risk Factors” in our filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Committee on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain projected non-GAAP financial measures, including projected non-GAAP operating income and earnings per share. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP operating income as our GAAP operating income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per diluted share as our non-GAAP net income (loss) divided by our diluted weighted-average shares outstanding. We define cash flow from operations as the net change in cash, cash equivalents and marketable securities, excluding purchases and sales of A10 Networks common stock and purchases of property, plant and equipment.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit www.a10networks.com and follow us @A10Networks.

Investor Contact:
Rob Fink
FNK IR
(646) 809-4048
Rob@fnkir.com

Tom Constantino
Chief Financial Officer
investors@a10networks.com